EXHIBIT 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary A. Lyons, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 2, 2007	By: Name:	/s/ Gary A. Lyons Gary A. Lyons
	Title:	President and Chief Executive Officer
     In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy P. Coughlin, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 2, 2007	By: Name:	/s/ Timothy P. Coughlin Timothy P. Coughlin
	Title:	Vice President and Chief Financial Officer